Leases - Summary of Maturities of Operating Lease Liabilities (Detail) - USD ($) $ in Thousands	Mar. 31, 2021	Dec. 31, 2020
Operating Lease Liabilities Payments Due [Abstract]
2021	$ 137,770
2022	182,324	$ 228,135
2023	161,572	182,214
2024	145,168	162,163
2025	121,956	145,750
2025		122,384
Thereafter	762,445
Thereafter		757,576
Total undiscounted operating lease payments	1,511,235	1,598,222
Less: Imputed interest	(364,257)	(409,007)
Total operating lease liabilities	$ 1,146,978	$ 1,189,215